UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2009

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

Renewal of Contract to Offer Medicare Prescription Drug Plans

On September 10, 2009, WellCare Health Plans, Inc. (the “Company”) received notice of renewal of the contract (“Contract S5967”) between the Centers for Medicare & Medicaid Services and WellCare Prescription Insurance, Inc. (“WPI”), a wholly-owned subsidiary of the Company, pursuant to which WPI, together with another Company subsidiary, provides stand-alone prescription drug plans under Medicare Part D.  The renewal is for a period of one year, from January 1, 2010 through December 31, 2010.

The foregoing description does not purport to be a complete description of the renewal notice and is qualified in its entirety by reference to the renewal notice.  A copy of the renewal notice, along with its related benefit attestation, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Entry into Florida Medicaid Contracts

Also on September 10, 2009, the Company received from the State of Florida’s Agency for Health Care Administration (“AHCA”) an executed copy of Contract No. FA904 (the “StayWell Agreement”) between AHCA and WellCare of Florida, Inc. (d/b/a StayWell Health Plan of Florida) (“StayWell”), a wholly-owned subsidiary of the Company.  The Company also received from AHCA on the same day an executed copy of Contract No. FA905 (the “HealthEase Agreement,” and together with the StayWell Agreement, the “Medicaid Agreements”) between AHCA and HealthEase of Florida, Inc. (“HealthEase”), another wholly-owned subsidiary of the Company.

The Medicaid Agreements replace in their entireties Contract No. FA615 between AHCA and StayWell and Contract No. FA619 between AHCA and HealthEase (collectively, the “Prior Contracts”), each of which expired pursuant to its terms on August 31, 2009.

Pursuant to the Medicaid Agreements, StayWell and HealthEase will offer non-reform Medicaid coordinated care plans to eligible beneficiaries in an aggregate total of 32 Florida counties.  The Medicaid Agreements are effective as of September 1, 2009 and will expire on August 31, 2012.  Each Medicaid Agreement may be terminated earlier by AHCA with 30 days written notice to StayWell or HealthEase, as applicable.  StayWell and HealthEase may each terminate its respective agreement, or withdraw from offering plans in a particular county, with 120 days written notice to AHCA.

Among other things, the Medicaid Agreements:

•
Detail the healthcare services StayWell and HealthEase are required to provide for their members, where medically necessary, as well as the access standards and other requirements relating to the plans’ provider networks;

•	Establish the capitation rates payable to StayWell and HealthEase, which vary based on the member’s demographic information (such as age, gender and county of residence)

(see Exhibit 2-NR to Attachment I to the Medicaid Contracts for a copy of the rate schedules);

•
Establish the maximum number of members StayWell and HealthEase may each serve under its Medicaid Contract, with an initial aggregate maximum membership of 267,000 under the StayWell Agreement and an initial aggregate maximum membership of 285,700 under the HealthEase Agreement;

•
Require StayWell and HealthEase to provide member and provider services in accordance with detailed requirements, including maintaining a system to track and resolve complaints, grievances and appeals and providing handbooks to members and participating providers;

•	Set forth certain system and performance level requirements for StayWell and HealthEase relating to system capabilities, performance and availability;

•
Require StayWell and HealthEase to operate ongoing quality improvement and utilization management programs that, among other things, monitor and evaluate the quality and appropriateness of the care delivered to the plans’ members, identify patterns of over and under-utilization and establish protocols for prior authorizations;

•	Require StayWell and HealthEase to maintain a comprehensive compliance program that includes fraud and abuse prevention activities, employee training and other initiatives;

•	Describe procedures for the coordination of activities between AHCA and each of StayWell and HealthEase relating to the enrollment and disenrollment of plan members;

•
Prohibit StayWell and HealthEase from engaging in many marketing activities, such as “cold call” soliciting of Medicaid recipients, providing promotional gifts in excess of $5.00 retail value or providing information about incentives available to members before the Medicaid recipient becomes a member;

•
Permit StayWell and HealthEase to engage in community outreach activities, such as attending health fairs upon request of the fair sponsor and distributing community outreach materials to community agencies, with notice to the Bureau of Managed Health Care; and

•
Set forth various reporting obligations for StayWell and HealthEase relating to, among other things, encounter data, financial information, complaints and grievances, provider networks and other information relating to plan metrics and performance.

In addition, the Medicaid Contracts provide procedures and penalties in the event StayWell or HealthEase fails to comply with the requirements or performance standards in its respective contract.  In the event AHCA determines that either StayWell or HealthEase has violated the terms of its Medicaid Contract or failed to meet a performance standard, then the applicable plan will be required to develop either a corrective action plan or a performance measure action plan, as applicable.  In addition, the Medicaid Contracts permit AHCA to impose intermediate sanctions in for certain violations specified by federal regulations, such as when a plan fails substantially to provide medically necessary services, when a plan imposes premiums on members in excess of the premiums permitted under the Medicaid program, or when a plan misrepresents information it provides to members or government officials.  Intermediate sanctions that may be imposed on a plan for such violations include monetary penalties of up to $20,000 per violation, the appointment of temporary management of the plan and suspension of enrollment or payment until the violation is corrected.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the Medicaid Agreements.  The above description is qualified in its entirety by reference to the StayWell Agreement and the HealthEase Agreement, which are attached as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1	Renewal Notice regarding Contract S5967 between the Centers for Medicare and Medicaid Services and WellCare Prescription Insurance, Inc. and related benefit attestation
10.2	Contract No. FA904 between the Agency for Health Care Administration and WellCare of Florida, Inc. (d/b/a StayWell Health Plan of Florida)
10.3	Contract No. FA905 between the Agency for Health Care Administration and HealthEase of Florida, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2009	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser
Heath Schiesser
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Renewal Notice regarding Contract S5967 between the Centers for Medicare and Medicaid Services and WellCare Prescription Insurance, Inc. and related benefit attestation
10.2	Contract No. FA904 between the Agency for Health Care Administration and WellCare of Florida, Inc. (d/b/a StayWell Health Plan of Florida)
10.3	Contract No. FA905 between the Agency for Health Care Administration and HealthEase of Florida, Inc.